Exhibit 24


                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Conexant Systems, Inc., a Delaware corporation (the "Company"), hereby constitute DWIGHT W. DECKER, BALAKRISHNAN S. IYER and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (i) the Registration Statement on Form S-3 or Form S-1 to be filed by the Company with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), securities to be sold pursuant to the Company's 1998 Stock Option Plan, (ii) the Registration Statement on Form S-8 to be filed by the Company with the Commission for the purpose of registering under the Securities Act securities to be sold pursuant to the Company's 1999 Long-Term Incentives Plan, and (iii) the Registration Statement on Form S-8 to be filed by the Company with the Commission for the purpose of registering under the Securities Act securities to be sold pursuant to the Company's Savings Plan and, in each case, any and all amendments (including post-effective amendments) and supplements thereto.



             Signature                                  Title                            Date
             ---------                                  -----                            ----
      /s/ Dwight W. Decker                    Chairman of the Board and
 ------------------------------          Chief Executive Officer (principal
        Dwight W. Decker                   executive officer) and Director        November 30, 1998

      /s/ Donald R. Beall
 ------------------------------
        Donald R. Beall                               Director                    November 30, 1998

    /s/ Richard M. Bressler
 ------------------------------
      Richard M. Bressler                             Director                    November 30, 1998

      /s/ F. Craig Farrill
 ------------------------------
        F. Craig Farrill                              Director                    November 30, 1998

       /s/ Jerre L. Stead
 ------------------------------
         Jerre L. Stead                               Director                    November 30, 1998






    /s/ Balakrishnan S. Iyer                  Senior Vice President and
 ------------------------------                Chief Financial Officer
      Balakrishnan S. Iyer                  (principal financial officer)         November 30, 1998

    /s/ Steven M. Thomson
 ------------------------------             Vice President and Controller
       Steven M. Thomson                    (principal accounting officer)        November 30, 1998